Exhibit 10.4

EXECUTION COPY

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of October 31, 2014, is made by MONSTER WORLDWIDE, INC., a Delaware corporation (the “Company”), and the other parties also identified as “Grantors” on the signature pages hereto and such other parties that may become Grantors hereunder after the date hereof (together with the Company, each individually a “Grantor”, and collectively, the “Grantors”), in favor of BANK OF AMERICA, N.A., in its capacity as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

RECITALS

WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company from time to time party thereto (collectively with the Company, the “Borrowers”), the various financial institutions and other Persons from time to time party thereto and the Administrative Agent, the Lenders have made Commitments to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, each Grantor is required to execute and deliver this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make and continue to make Credit Extensions to the Borrowers and to induce the Secured Parties to enter into the Credit Agreement, each Grantor agrees, for the benefit of each Secured Party, as follows:

Section 1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. With reference to this Agreement, unless otherwise specified herein: (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined; (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (v) any definition of, or reference to, any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (vi) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns; (vii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (viii) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement; (ix) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and

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properties, including cash, securities, accounts and contract rights; (x) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form; (xi) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”; (xii) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement; and (xiii) where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(b) The following terms shall have the meanings set forth in the UCC (defined below): Accession, Account, Account Debtor, Adverse Claim, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Security, Software, Supporting Obligation and Tangible Chattel Paper.

(c) In addition, the following terms shall have the meanings set forth below:

“Assignment of Claims Act” means the Assignment of Claims Act of 1940 (41 U.S.C. Section 15, 31 U.S.C. Section 3737, and 31 U.S.C. Section 3727), including all amendments thereto and regulations promulgated thereunder.

“Collateral” has the meaning provided in Section 2.

“Control” means the manner in which “control” is achieved under the UCC with respect to any Collateral for which the UCC specifies a method of achieving “control”.

“Copyright License” means any agreement now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights (including, without limitation, the grant of rights for a party to be designated as an author or owner and/or to enforce, defend, use, display, copy, manufacture, distribute, exploit and sell, make derivative works, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Copyright.

“Copyrights” means, collectively, all of the following of any Grantor: (i) all copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world; (ii) all derivative works, counterparts, extensions and renewals of any of the foregoing; (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements, violations or misappropriations of any of the foregoing; (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing; and (v) all rights corresponding to any of the foregoing throughout the world.

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“Excluded Property” means (i) all fee-owned real property, together with all Fixtures and As-Extracted Collateral related thereto; (ii) all leases of real property and leasehold interests in real property, in each case together with all Fixtures and As-Extracted Collateral related thereto; (iii) all motor vehicles and other Equipment covered by certificates of title or ownership, but only to the extent that a security interest therein cannot be perfected by the filing of a UCC-1 financing statement; (iv) all Letter of Credit Rights not constituting Supporting Obligations in respect of letters of credit, but only to the extent that a security interest therein cannot be perfected by the filing of a UCC-1 financing statement, with a stated amount of $2,500,000 or less individually; (v) any Commercial Tort Claims with a value, as determined by the Company, of $1,000,000 or less; (vi) Equity Interests in (A) Keyland China Holdings Limited, (B) CareerOne Pty Limited, and (C) prior to December 19, 2015, JobKorea Ltd.; (vii) any Equity Interests in any Person other than a wholly owned Subsidiary to the extent such Equity Interests are not permitted to be pledged by the terms of such Person’s organizational or joint venture documents without the consent of a non-Affiliate of any Loan Party; (viii) any Equity Interests of an Inactive Subsidiary or a non-Material Foreign Subsidiary; (ix) any Equity Interests of a Material Foreign Subsidiary or a Subsidiary that has no material assets other than direct or indirect Equity Interests in a controlled foreign corporation (as defined in Section 957(a) of the Code), in each case other than (A) Voting Equity Interests of any Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) representing 65% of the total voting power of all outstanding Voting Equity Interests of such Subsidiary and (B) 100% of the Equity Interests not constituting Voting Equity Interests of any such Subsidiary, except that any such Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2) shall be treated as Voting Equity Interests for purposes of this clause (ix); (x) any permit, lease, license, contract or agreement to which any Grantor is a party or any of its rights or interests thereunder if and only to the extent that the grant of a security interest hereunder (A) is prohibited by or a violation of any law, rule or regulation applicable to such Grantor, (B) requires any approval, consent, exemption, authorization or other action by any Person other than the Grantors for an assignment thereof or a grant of a security interest therein by a Grantor, or (C) shall constitute or result in a breach of a term or provision of, or the termination (or would give rise to the right to termination) of or a default under the terms of, or invalidate, such permit, lease, license, contract or agreement (other than, in the case of each of clauses (x)(B) and (x)(C), to the extent that any such term or provision would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable Law (including any debtor relief law or principle of equity)); provided that the Collateral shall include (and such security interest shall attach and the definition of Excluded Property shall not then include) immediately at such time as the contractual or legal provisions referred to above shall no longer be applicable and to the extent severable, and shall attach immediately to any portion of such permit, lease, license, contract or agreement not subject to the provisions specified in clauses (x)(A), (x)(B) or (x)(C); (xi) property owned by any Grantor that is subject to a purchase money Lien or capital lease permitted under the Credit Agreement if the agreement pursuant to which such Lien is granted (or the document providing for such capital lease) prohibits, or requires the approval, consent, exemption, authorization or other action by any Person other than the Grantors, or establishes any other conditions for, the creation of any other Lien on such property; and provided, further, that the exclusions referred to in clauses (x) and (xi) of this definition shall not include any Proceeds of such permit, lease, license, contract or agreement or property, to the extent not otherwise

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required to be paid to the holder of the Indebtedness relating to the capital lease or purchase money Lien; (xii) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (xiii) any tangible or intangible asset if (but only to the extent) the grant of the security interest therein would be prohibited or restricted by applicable Law; (xiv) Trust Funds and any Deposit Accounts used exclusively to hold such Trust Funds; (xv) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby; (xvi) Deposit Accounts, Securities Accounts and commodity accounts (A) exclusively used for payroll, payroll taxes and other employee wage and benefit payments (including claims administration accounts and accounts used for cash held in connection with restricted stock units), credit card merchant accounts and zero balance accounts or (B) having a balance that does not exceed $250,000; (xvii) property referenced in Section 3(d) of this Agreement; and (xviii) those assets as to which the Administrative Agent and Borrowers reasonably agree in writing that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit of the Secured Parties of the security to be afforded thereby.

“Government Contract” means a contract between any Grantor and an agency, department or instrumentality of the United States or any state, municipal or local Governmental Authority located in the United States or all obligations of any such Governmental Authority arising under any Account now or hereafter owing by any such Governmental Authority, as Account Debtor, to any Grantor.

“Intellectual Property” means, collectively, all of the following of any Grantor: (i) all systems software and applications software (including source code and object code), all documentation for such software, including, without limitation, user manuals, flowcharts, functional specifications, operations manuals, and all formulas, processes, ideas and know-how embodied in any of the foregoing; (ii) concepts, discoveries, improvements and ideas, know-how, technology, reports, design information, trade secrets, practices, specifications, test procedures, maintenance manuals, research and development, inventions (whether or not patentable), blueprints, drawings, data, customer lists, catalogs, and all physical embodiments of any of the foregoing; (iii) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses; and (iv) other agreements with respect to any rights in any of the items described in the foregoing clauses (i), (ii), and (iii).

“Patent License” means any agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights (including, without limitation, the right for a party to be designated as an owner and/or to enforce, defend, make, have made, make improvements, manufacture, use, sell, import, export, and require joinder in suit and/or receive assistance from another party) covered in whole or in part by a Patent.

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“Patents” means collectively, all of the following of any Grantor: (i) all patents, all inventions and patent applications anywhere in the world; (ii) all improvements, counterparts, reissues, divisional, re-examinations, extensions, continuations (in whole or in part) and renewals of any of the foregoing and improvements thereon; (iii) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations or misappropriations of any of the foregoing; (iv) the right to sue for past, present and future infringements, violations or misappropriations of any of the foregoing; and (v) all rights corresponding to any of the foregoing throughout the world.

“Permitted Liens” means all Liens permitted under Section 7.01 of the Credit Agreement.

“Termination Date” means the date on which all Obligations have been paid in full in cash (other than (i) contingent indemnification and reimbursement obligations, (ii) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements and, (iii) to the extent Cash Collateralized, L/C Obligations) and the Aggregate Commitments shall have been terminated.

“Trademark License” means any agreement, now or hereafter in existence, providing for the grant by, or to, any Grantor of any rights in (including, without limitation, the right for a party to be designated as an owner and/or to enforce, defend, use, mark, police, and require joinder in suit and/or receive assistance from another party) covered in whole, or in part, by a Trademark.

“Trademarks” means, collectively, all of the following of any Grantor: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, logos, other business identifiers, whether registered or unregistered, all registrations and recordings thereof, and all applications in connection therewith (other than each United States application to register any trademark or service mark prior to the filing under applicable Law of a verified statement of use for such trademark or service mark) anywhere in the world; (ii) all counterparts, extensions and renewals of any of the foregoing; (iii) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing; (iv) the right to sue for past, present or future infringements, violations, dilutions or misappropriations of any of the foregoing; and (v) all rights corresponding to any of the foregoing (including the goodwill) throughout the world.

“Trust Funds” means cash, cash equivalents (including Permitted Investments) or other assets comprised of (i) payroll and other employee wage and benefit accounts and funds used for payroll and payroll taxes and other employee benefit payments to or for the benefit of such Grantor’s employees, (ii) tax accounts and all taxes required to be collected, remitted or withheld (including federal and state withholding taxes (including the employer’s share thereof)), and (iii) escrow accounts and fiduciary or trust accounts, and, in the case of clauses (i) through (iii), the funds or other property held or maintained in any such account, and any other funds which any Grantor holds in trust or as an escrow or fiduciary for another Person that is not a Loan Party.

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“Voting Equity Interests” means Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

“UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.

“USPTO” means the United States Patent and Trademark Office.

Section 2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all cash, currency and cash equivalents (including Permitted Investments); (c) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper); (d) those certain Commercial Tort Claims set forth on Schedule I; (e) all Deposit Accounts; (f) all Documents; (g) all Equipment; (h) all General Intangibles; (i) all Goods; (j) all Instruments; (k) all Intellectual Property; (l) all Inventory; (m) all Investment Property; (n) all Letter-of-Credit Rights and letters of credit; (o) all Payment Intangibles; (p) all Securities Accounts; (q) all Software; (r) all Supporting Obligations; (s) all books and records pertaining to the Collateral; (t) all Accessions and all Proceeds and products of any and all of the foregoing; and (u) all other personal property of any kind or type whatsoever now or hereafter owned by such Grantor or as to which such Grantor now or hereafter has the power to transfer any interest therein.

Notwithstanding anything to the contrary contained herein, the Collateral, and the security interests granted under this Agreement shall not extend to Excluded Property.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (a) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising and (b) is not to be construed as an assignment of any Intellectual Property.

Section 3. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that until the Termination Date:

(a) Ownership. Such Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same in all material respects.

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(b) Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid and perfected, first priority (subject to Permitted Liens) security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens. No Grantor has authenticated any agreement authorizing any secured party thereunder to file a financing statement, except to perfect Permitted Liens. The taking possession by the Administrative Agent of all other Instruments constituting Collateral will perfect and establish the first priority (subject to Permitted Liens and the rights of a collecting bank or payor bank, if applicable) of the Administrative Agent’s security interest in such Instruments. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Grantor, the applicable Securities Intermediary and the Administrative Agent of an agreement granting control to the Administrative Agent over such Collateral, the Administrative Agent shall have a valid and perfected, first priority (subject to Permitted Liens and the rights of the applicable depository bank or securities intermediary with respect thereto) security interest in such Collateral.

(c) Loan Parties. Set forth on Schedule II is a complete and accurate list of all Loan Parties as of the Closing Date, showing (as to each such Loan Party) (i) the exact legal name, (ii) any former legal names of such Loan Party in the four months prior to the Closing Date, (iii) the jurisdiction of its incorporation or organization, as applicable, (iv) the type of organization and (v) the address of its chief executive office and principal place of business.

(d) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, (v) standing timber, (vi) an aircraft, airframe, aircraft engine or related property, (vii) an aircraft leasehold interest, (viii) a watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water, or related property or (ix) any other interest in or to any of the foregoing.

(e) Deposit Accounts; Securities Accounts. Set forth on Schedule III is a description of all Deposit Accounts and Securities Accounts of the Grantors as of the Closing Date, other than Excluded Property, including the name of (A) the applicable Grantor, (B) in the case of a Deposit Account, the depository institution, and (C) in the case of a Securities Account, the Securities Intermediary or issuer, as applicable.

(f) Electronic Chattel Paper; Letter-of-Credit Rights. Set forth on Schedule IV is a description, as of the Closing Date, of all Electronic Chattel Paper and Letter-of-Credit Rights of the Grantors with a stated amount in excess of $2,500,000 individually, including the name of (A) the applicable Grantor, (B) in the case of Electronic Chattel Paper, the account debtor and (C) in the case of Letter-of-Credit Rights, the issuer or nominated person, as applicable.

(g) Accounts. No Account of a Grantor in excess of $2,500,000 is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, to the extent requested by the Administrative Agent, has been endorsed over and delivered to, or submitted to the control of, the Administrative Agent.

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(h) Books and Records; Collateral Locations; Equipment and Inventory. (i) Set forth on Schedule V is a list of, as of the Closing Date, (A) each headquarters location of the Loan Parties and each location where significant administrative or governmental functions are performed or significant books or records (electronic or otherwise) are maintained and (B) each location where any personal property Collateral is located at any premises owned or leased by a Loan Party with a Collateral value in excess of $2,500,000 (in each case, including (1) an indication if such location is leased or owned, (2), if leased, the name of the lessor, and if owned, the name of the Loan Party owning such property and (3) the address of such property (including, the city, county, state and zip code).

(ii) With respect to any Equipment and/or Inventory of a Grantor, each such Grantor has exclusive possession and control of such Equipment and Inventory of such Grantor except for (A) Equipment leased by such Grantor as a lessee or financed pursuant to arrangements, and subject to Liens, permitted under the Credit Agreement, (B) Equipment or Inventory in transit with common carriers, (C) Equipment and/or Inventory in the possession or control of a warehouseman, bailee or any agent or processor of such Grantor to the extent such Grantor has complied with Section 4(e) or (D) Equipment and/or Inventory with an aggregate fair market value not exceeding $2,500,000 for all Grantors at any time. Collateral consisting of Inventory, if any, is of good and merchantable quality, free from defects, in all material respects.

(i) No Other Instruments, Etc. As of the Closing Date, no Grantor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to Section 4(c)(i) of this Agreement.

(j) Consents; Etc. No approval, consent, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is necessary or required for (i) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(c)) or by filing an appropriate notice with the USPTO or the United States Copyright Office) or (iii) the exercise by the Administrative Agent or the Secured Parties of the rights and remedies provided for in this Agreement, except for (A) the filing or recording of UCC financing statements or other filings under the Assignment of Claims Act, (B) the filing of appropriate notices with the USPTO and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(c)), (D) such actions as may be required by Laws affecting the offering and sale of securities, and (E) approvals, consents, exemptions, authorizations, filings or other actions which have been obtained, and notices that have been given, or approvals, consents, exemptions, authorizations, filings, notices or other actions for which the failure so to obtain or give could not reasonably be expected to have a Material Adverse Effect.

(k) Commercial Tort Claims. As of the Closing Date, no Grantor has any Commercial Tort Claims in excess of $1,000,000 other than as set forth on Schedule I.

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(l) Copyrights, Patents and Trademarks. As of the Closing Date:

(i) Set forth on Schedule VI is a list of all registered or issued Patents, Copyrights and Trademarks (including all applications for registration and issuance) owned by each of the Grantors (including the name/title, current owner, registration or application number, and registration or application date).

(ii) No holding, decision or judgment has been rendered by any Governmental Authority that materially limits, cancels or renders invalid any material Intellectual Property owned by any Grantor.

(iii) Except for Excluded Property, no Grantor has made any assignment or agreement in conflict with the security interest in the material Intellectual Property owned by any Grantor hereunder.

(iv) Each Grantor and each of its Subsidiaries, own, or possess the right to use, all of the Intellectual Property that is reasonably necessary for the operation of their respective businesses. For the avoidance of doubt, the foregoing is not a representation or warranty regarding non-infringement by a Grantor or any of its Subsidiaries.

(v) No proceeding, claim or litigation regarding the Intellectual Property of any Grantor is pending or, to the best knowledge of such Grantor, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 4. Covenants. Each Grantor covenants that until the Termination Date, such Grantor shall:

(a) Maintenance of Perfected Security Interest; Further Information.

(i) Maintain the security interest created by this Agreement as a first priority (subject to Permitted Liens) perfected security interest, to the extent such security interest can be perfected by filing under the UCC (and as otherwise required by the Credit Agreement with respect to non-filing Collateral), free and clear of all Liens except for Permitted Liens, and shall defend such security interest against the claims and demands of all Persons whomsoever (other than the holders of Permitted Liens).

(ii) From time to time furnish to the Administrative Agent upon the Administrative Agent’s reasonable request (but no more than once per fiscal year of the Company unless an Event of Default shall have occurred and be continuing), statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(b) Required Notifications. Each Grantor shall promptly notify the Administrative Agent, in writing, of: (i) any Lien (other than Permitted Liens) on any of the Collateral which would materially adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a material impairment on the security interests created hereby.

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(c) Perfection through Possession and Control.

(i) If any amount in excess of $2,500,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper or Supporting Obligation, ensure that such Instrument, Tangible Chattel Paper or Supporting Obligation is either in the possession of such Grantor at all times or, if reasonably requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly endorsed. Such Grantor shall ensure that any Collateral consisting of Tangible Chattel Paper with a face value in excess of $2,500,000 is marked with a legend indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(ii) If any Collateral shall consist of Electronic Chattel Paper, Letter-of-Credit Rights or uncertificated Investment Property, in each case with a fair market value (as reasonably determined by such Grantor) in excess of $2,500,000, execute and deliver (and, with respect to any Collateral consisting of uncertificated Investment Property, cause the issuer or Securities Intermediary to execute and deliver) to the Administrative Agent all control agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purposes of obtaining and maintaining Control of such Collateral. If any Collateral shall consist of Deposit Accounts or Securities Accounts, comply with Section 6.15 of the Credit Agreement.

(d) Filing of Financing Statements, Notices, etc. Each Grantor shall execute and deliver to the Administrative Agent and/or file (i) such necessary instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, financing statements (including continuation statements), (ii) on the Closing Date, and from time to time thereafter upon the Administrative Agent’s reasonable request, with regard to Copyrights registered in the United States Copyright Office and owned by a Grantor, a Notice of Grant of Security Interest in Copyrights substantially in the form of Exhibit A or other form reasonably acceptable to the Administrative Agent, (iii) on the Closing Date, and from time to time thereafter upon the Administrative Agent’s reasonable request, with regard to Patents registered in the United States Patent and Trademark Office (“USPTO”) and owned by a Grantor, a Notice of Grant of Security Interest in Patents for filing with the USPTO substantially in the form of Exhibit B or other form reasonably acceptable to the Administrative Agent and (iv) on the Closing Date, and from time to time thereafter upon the Administrative Agent’s reasonable request, with regard to Trademarks registered in the USPTO and owned by a Grantor, a Notice of Grant of Security Interest in Trademarks for filing with the USPTO substantially in the form of Exhibit C or other form reasonably acceptable to the Administrative Agent; provided that no Grantor shall be required to take any action to perfect a security interest in any Collateral that the Administrative Agent reasonably determines in its sole discretion that the costs and burdens to the Grantors of perfecting a security interest in such Collateral (including any applicable stamp, intangibles or other taxes) are excessive in relation to value to the Lenders afforded thereby. Furthermore, each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any

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other Person whom the Administrative Agent may designate, as such Grantor’s attorney in fact when an Event of Default has occurred and is continuing, with full power and for the limited purpose to prepare and file (and, to the extent applicable, sign) in the name of such Grantor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Termination Date.

(e) Collateral Held by Warehouseman, Bailee, etc. If any Collateral with a value in excess of $2,500,000 is at any time in the possession or control of:

(i) a warehouseman, bailee or any agent or processor of such Grantor, (A) notify the Administrative Agent of such possession, (B) notify such Person in writing of the Administrative Agent’s security interest for the benefit of the Secured Parties in such Collateral, (C) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (D) unless otherwise consented to in writing by the Administrative Agent, obtain (1) a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent and (2) such other documentation required by the Administrative Agent (including, without limitation, subordination and access agreements); or

(ii) a consignee, perfect and protect such Grantor’s ownership interests in all such Collateral that is Inventory stored with a consignee against creditors of the consignee by filing and maintaining financing statements against the consignee reflecting the consignment arrangement filed in all appropriate filing offices, providing any written notices required by the UCC to notify any prior creditors of the consignee of the consignment arrangement, and taking such other actions as may be appropriate to perfect and protect such Grantor’s interests in such inventory under Sections 2-326, 9-103, 9-324 and 9-505 of the UCC or otherwise, which such financing statements filed pursuant to this Section shall be assigned to the Administrative Agent, for the benefit of the Secured Parties.

(f) Treatment of Accounts. Other than as such Grantor may determine appropriate in the exercise of its commercially reasonable judgment (unless such Grantor has received notice from the Administrative Agent after the occurrence and during the continuation of an Event of Default to refrain from taking the actions described in the following clauses (i) through (iv), in which case such Grantor shall refrain from taking such actions other than as normal and customary in the ordinary course of such Grantor’s business), not (i) grant or extend the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release any person or property, in whole or in part, from payment thereof, (iv) amend, supplement or modify any Account in any manner that could reasonably be likely to adversely affect the value thereof, or allow any credit or discount thereon, in each case other than as normal and customary in the ordinary course of a Grantor’s business.

(g) Commercial Tort Claims. Execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by Law (in the Administrative Agent’s reasonable opinion) to create, preserve, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claims initiated by or in favor of such Grantor having a value (as reasonably determined by such Grantor) in excess of $1,000,000.

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(h) Inventory. With respect to the material Inventory of each Grantor, if any:

(i) At all times maintain inventory records reasonably satisfactory to the Administrative Agent.

(ii) Produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable Laws.

(i) Intellectual Property.

(i)(A) Not do any act or omit to do any act whereby any material Copyright may become invalidated; (B) take all necessary steps as such Grantor shall deem appropriate under the circumstances to protect each material Copyright owned by a Grantor and, if such Grantor deems appropriate under the circumstances, to pursue registration of each material Copyright owned by such Grantor including, without limitation, filing of applications for renewal where necessary; and (C) promptly notify the Administrative Agent of any material infringement, misappropriation, dilution or impairment of any Copyright of a Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, if such Grantor deems appropriate under the circumstances, the bringing of suit for infringement, dilution or impairment or seeking injunctive relief and seeking to recover any and all damages for such infringement, misappropriation, dilution or impairment.

(ii) Not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any material Trademark may become invalidated.

(iii) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.

(iv) Notify the Administrative Agent and the Secured Parties promptly if it knows that there is a reasonable likelihood that any application or registration relating to any material Patent or Trademark will become abandoned or dedicated, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the USPTO or any court or tribunal in any country) regarding such Grantor ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

(v) Take reasonable and necessary steps, including, without limitation, in any proceeding before the USPTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and Trademark, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

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(vi) Promptly notify the Administrative Agent and the Secured Parties after it learns that any material Patent or Trademark included in the Collateral is infringed, misappropriated, diluted or impaired by a third party in any material respect, and, if such Grantor deems appropriate under the circumstances, promptly sue for such infringement, misappropriation, dilution or impairment, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation, dilution or impairment, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(vii) Except for Excluded Property, use commercially reasonable efforts not to make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Grantor hereunder (except as permitted by the Credit Agreement).

(viii) Grant to the Administrative Agent a royalty free license to use such Grantor’s Intellectual Property in connection with the enforcement of the Administrative Agent’s rights hereunder, but only to the extent any license or agreement granting such Grantor rights in such Intellectual Property do not prohibit such use by the Administrative Agent and subject to any quality control provisions in respect of such Grantor’s Trademarks.

Notwithstanding the foregoing, the Grantors may, in their reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark which is or becomes not material to their businesses.

(j) Equipment. Maintain each item of Equipment in good working order and condition (reasonable wear and tear and obsolescence excepted) in all material respects.

(k) Government Contracts. Promptly notify the Administrative Agent, in writing, if it enters into any contract with a Governmental Authority under which such Governmental Authority, as account debtor, owes a monetary obligation in excess of $2,500,000 to any Grantor under any Account.

(l) Further Assurances. (i) Promptly upon the reasonable request of the Administrative Agent and at the sole expense of the Grantors, duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted; provided that no Grantor shall be required to take any action to perfect a security interest in any Collateral if the costs and burdens to the Grantors of perfecting a security interest in such Collateral (including any applicable stamp, intangibles or other taxes) are excessive in relation to value to the Lenders afforded thereby.

(ii) From time to time upon the Administrative Agent’s reasonable request, but no more than once in any rolling twelve-month period unless an Event of

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Default shall have occurred and be continuing, promptly furnish such updates to the information disclosed pursuant to this Agreement and the Credit Agreement, including any Schedules hereto or thereto, such that such updated information is true and correct as of the date so furnished.

Section 5. Authorization to File Financing Statements. Each Grantor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably deem necessary in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, which such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of Collateral that describes such property in any other manner as the Administrative Agent may reasonably determine is necessary to ensure the perfection of the security interest in the Collateral granted herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired.”

Section 6. Advances. On failure of any Grantor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such reasonable and documented sums as may be necessary in the performance thereof, including, without limitation, the payment of any market insurance premiums for reasonably necessary insurance, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, reasonable and documented expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall constitute Obligations and shall be repayable by the Company, to the extent required in accordance with Section 10.05 of the Credit Agreement. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Administrative Agent may make any payment authorized by this Section 6 in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

Section 7. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent on behalf of the Secured Parties shall have the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Obligations, and by any applicable Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral,

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(ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels any or all Collateral held by or for it at public or private sale, at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements), and/or (vi) complete and tender internet domain name transfer documents in its own name, place and stead of the Grantor in order to effect the transfer of any internet domain name registration, either to the Administrative Agent or to another transferee, as the case may be, and maintain, obtain access to, and continue to operate, in its own name or in the name, place and stead of such Grantor, such Grantor’s internet website and the contents thereof, and all related advertising, linking and technology licensing and other contractual relationships, in each case in connection with the maintenance, preservation, operation, sale or other disposition of the Collateral or for any other purpose permitted under the Loan Documents or by applicable Law. The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. Neither the Administrative Agent’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 10.03 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any Secured Party may be a purchaser at any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place. To the extent permitted by applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder except to the extent any such claims, damages or demands result solely from the gross negligence or willful misconduct of the Administrative Agent or any other Secured Party as determined by a final non-appealable judgment of a court of competent jurisdiction, in each case against whom such claim is asserted. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC.

(b) Remedies Relating to Accounts. During the continuation of an Event of Default, whether or not the Administrative Agent has exercised any or all of its rights and remedies

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hereunder, the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may (or the applicable Grantor shall (following the Administrative Agent’s written request therefor)) notify any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts.

(c) Deposit Accounts/Securities Accounts. Upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts and Securities Accounts subject to control agreements or held with any Secured Party.

(d) Investment Property. Upon the occurrence of an Event of Default and during the continuation thereof: the Administrative Agent shall have the right to receive any and all cash dividends, payments or distributions made in respect of any Investment Property or other Proceeds paid in respect of any Investment Property, and any or all of any Investment Property may, at the option of the Administrative Agent, be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such Investment Property and (ii) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof, all without liability except to account for property actually received by it; but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and the Administrative Agent and the other Secured Parties shall not be responsible for any failure to do so or delay in so doing.

(e) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(f) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by Law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only

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to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by Law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction. The rights and remedies of the Administrative Agent and the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Secured Parties may have.

(g) Retention of Collateral. Unless and until the Administrative Agent shall have provided the notices required under Sections 9-620 and 9-621 of the UCC or otherwise complied with the requirements of applicable Law of the relevant jurisdiction, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason.

(h) Deficiency. In the event that the proceeds of any commercially reasonable sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

Section 8. Rights of the Administrative Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv) to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Grantor on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

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(v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(vi) to adjust and settle claims under any insurance policy relating thereto;

(vii) to execute and deliver all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein;

(viii) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

(ix) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xi) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(xii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(xiii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the security interests created hereby in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby; and

(xiv) do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or

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for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers.

(b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

(c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d) Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e) Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the

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Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral.

Section 9. Application of Proceeds. After the exercise of remedies provided for in Section 8.02 of the Credit Agreement (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in Section 8.02 of the Credit Agreement) any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any Secured Party in cash or cash equivalents will be applied in reduction of the Obligations in the order set forth in the Credit Agreement.

Section 10. Continuing Agreement.

(a) This Agreement shall remain in full force and effect until the Termination Date, at which time this Agreement shall be automatically terminated (other than obligations under this Agreement which expressly survive such termination) and the Administrative Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination.

(b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

Section 11. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Sections 10.01 and 10.02 of the Credit Agreement.

Section 12. Successors in Interest. This Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns.

Section 13. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.03 of the Credit Agreement; provided that notices and communications to the Grantors shall be directed to the Grantors, at the address of the Borrower set forth in Section 10.03 of the Credit Agreement.

Section 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of

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which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered, upon the request of any party, such fax transmission or electronic mail transmission shall be promptly followed by such manually executed counterpart.

Section 15. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 16. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 17. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

Section 18. Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

Section 19. Other Security; Conflicts. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Agreement, under any other of the Loan Documents or under any other document relating to the Obligations. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, each Grantor and the Administrative Agent hereby agree that the terms and provisions of this Agreement in respect of any Collateral subject to the pledge or other Lien of any other Collateral Document are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such other Collateral Document and under applicable Law to the extent consistent with applicable Law; provided that, in the event

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that the terms of this Agreement conflict or are inconsistent with the applicable other Collateral Document or applicable Law governing such other Collateral Document, (a) to the extent that the provisions of such other Collateral Document or applicable foreign Law are, under applicable foreign Law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such foreign pledge agreement, the terms of such other Collateral Document or such applicable Law shall be controlling, (b) to the extent the provisions of such other Collateral Document addresses Collateral (as defined in the Credit Agreement) that is Investment Property or pledged interests in Equity Interests and related distributions and proceeds, the U.S. Pledge Agreement and each applicable Foreign Pledge Agreement shall control as applicable, and (c) otherwise, the terms hereof shall be controlling.

Section 20. Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto as a Grantor by executing and delivering to the Administrative Agent a Joinder Agreement in the form of Exhibit D or such other form acceptable to the Administrative Agent. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as a Grantor and have all of the rights and obligations of a Grantor hereunder, and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

Section 21. Joint and Several Obligations of Grantors.

(a) Each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b) Each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a primary obligor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that (i) all the Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them and (ii) a separate action may be brought against each Grantor to enforce this Agreement whether or not the Borrower, any other Grantor or any other person or entity is joined as a party.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents, to the extent the obligations of a Grantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Grantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, Debtor Relief Laws).

Section 22. Marshaling. The Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be

Security Agreement

cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

Section 23. Injunctive Relief.

(a) Each Grantor recognizes that, to the extent that such Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Administrative Agent and the other Secured Parties. Therefore, each Grantor agrees that the Administrative Agent and the other Secured Parties, at the option of the Administrative Agent and the other Secured Parties, shall be entitled to seek temporary or permanent injunctive relief in any such case without the necessity of proving actual damages.

(b) The Administrative Agent, the other Secured Parties and each Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute under this Agreement or any other Loan Document, whether such dispute is resolved through arbitration or judicially.

Section 24. Secured Parties. Each Secured Party that is not a party to the Credit Agreement who obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Affiliates shall be entitled to all of the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Security Agreement

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	MONSTER WORLDWIDE, INC.

	By:	/s/ James M. Langrock
	Name:	James M. Langrock
	Title:	Executive Vice President and Chief Financial Officer

FASTWEB, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

KJB HOLDING CORP.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MILITARY ADVANTAGE, INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTER EMERGING MARKETS, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

Security Agreement

MONSTER GOVERNMENT SOLUTIONS, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTER INTERNATIONAL HOLDING CORP.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTER LABS, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTERTRAK CORPORATION

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTER WORLDWIDE TECHNOLOGIES, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

PWP, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

Security Agreement

OCC.COM INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

TROVIX INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

TMAT INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

AFFINITY LABS, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTER ASIA PACIFIC HOLDING CORP.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

MONSTER WORLDWIDE SOUTH CAROLINA, INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

Security Agreement

TALENTBIN, INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

RADIKER, INC.

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

GOZAIK LLC

By:	/s/ James M. Langrock
Name:	James M. Langrock
Title:	Manager

MONSTER CZ HOLDINGS, LLC

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Secretary

Security Agreement

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Angela Larkin

	Name:	Angela Larkin

	Title:	Assistant Vice President

Security Agreement

SCHEDULE I

Commercial Tort Claims

SCHEDULE II

Loan Parties

SCHEDULE III

Deposit Accounts; Securities Accounts

SCHEDULE IV

Electronic Chattel Paper; Letter-of-Credit Rights

SCHEDULE V

Certain Collateral Locations

SCHEDULE VI

Copyrights, Patents and Trademarks

EXHIBIT A

[FORM OF]

NOTICE

AND

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that further to the Security Agreement dated as of October 31, 2014 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among the Grantors party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor hereby grants a continuing security interest in and continuing lien upon the copyrights and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that (a) the security interest granted pursuant to this Notice and Grant of Security Interest in the foregoing copyrights and copyright applications is granted in conjunction with the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to the Agreement, and (b) the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) are not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[GRANTOR]

By:

Name:

Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

EXHIBIT B

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of October 31, 2014 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among the Grantors party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the patents and patent applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[GRANTOR]

By:

Name:

Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

EXHIBIT C

[FORM OF]

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of October 31, 2014 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) and among the Grantors party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the trademarks and trademark applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[GRANTOR]

By:

Name:

Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:

Name:

Title:

EXHIBIT D

[FORM OF]

SUPPLEMENT TO

SECURITY AGREEMENT

This SUPPLEMENT, dated as of                          ,              (this “Supplement”), is to the Security Agreement, dated as of October 31, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”), among the Grantors (such term as defined in the Agreement, and other terms used in this Supplement, to have the meanings set forth in the Agreement) from time to time party thereto, in favor of BANK OF AMERICA, N.A., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Third Amended and Restated Credit Agreement, dated as of October 31, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Company, certain Subsidiaries of the Company from time to time party thereto (collectively with the Company, the “Borrowers”), the various financial institutions and other Persons from time to time party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrowers; and

WHEREAS, pursuant to the provisions of Section 20 of the Agreement, each of the undersigned is becoming a Grantor under the Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Agreement in order to induce the Lenders to continue to make Loans under the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Party to Agreement, etc. In accordance with the terms of the Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) creates and grants to the Administrative Agent, its successors and assigns, a security interest in all of the undersigned’s right, title and interest in and to the Collateral, (b) agrees to be bound by and comply with all of the terms and provisions of the Agreement applicable to it as a Grantor and (c) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Agreement shall be deemed to include each of the undersigned.

SECTION 2. Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Agreement. Except as expressly supplemented hereby, the Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. If any provision of this Supplement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5. Governing Law. THIS SUPPLEMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by facsimile or via other electronic means shall be effective as delivery of a manually executed counterpart of this Supplement.

SECTION 7. ENTIRE AGREEMENT. THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY ANY PRIOR AGREEMENT, INCLUDING WITHOUT LIMITATION THE ORIGINAL AGREEMENT OR EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

*   *   *   *   *

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Responsible Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Name:

Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Name:

Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

Name:

Title: